                       SEMIANNUAL REPORT DECEMBER 31, 1998


                                   OPPENHEIMER

                                 GOLD & SPECIAL
                                  MINERALS FUND
                                     [PHOTO]

                             [OPPENHEIMERFUNDS LOGO]
                             THE RIGHT WAY TO INVEST

CONTENTS
 3 President's Letter

 4 An Interview
   with your Fund's
   Managers

 9 Financial
   Statements

25 Officers and
   Trustees

28 Information and
   Services


REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

- VOLATILITY AND WEAKNESS IN THE WORLD'S EQUITY MARKETS, together with reduced sales of gold by central banks and greater demand for certain metals created favorable conditions for the Fund's investments.


- GUIDED BY OUR PROPRIETARY STOCK SELECTION MODEL, we maintained our disciplined, conservative investment approach, focusing on good companies with increasingly strong earnings.


- WE BELIEVE THE FUND CONTINUES TO PROVIDE an attractive opportunity for diversification for investors seeking protection against a loss of value in other industries and economic sectors.

CUMULATIVE TOTAL RETURNS
For the 6-Month Period
Ended 12/31/98

Class A

Without            With
Sales Chg.(1)      Sales Chg.(2)
--------------------------------
5.21%              -0.84%
--------------------------------


Class B

Without            With
Sales Chg.(1)      Sales Chg.(2)
--------------------------------
4.71%              -0.29%
--------------------------------


Class C

Without            With
Sales Chg.(1)      Sales Chg.(2)
--------------------------------
4.82%               3.82%
--------------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE THE STOCK MARKET CAN BE VOLATILE, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES. FOR UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1-800-525-7048 OR VISIT OUR WEBSITE, WWW.OPPENHEIMERFUNDS.COM.

1. Includes changes in net asset value per share without deducting any sales charges. This performance is not annualized.

2. Class A return includes the current maximum initial sales charge of 5.75%. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the contingent deferred sales charge of 1%. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.


                2   Oppenheimer Gold & Special Minerals Fund

[PHOTO]
BRIDGET A. MACASKILL
President
Oppenheimer
Gold & Special
Minerals Fund

DEAR SHAREHOLDER,
--------------------------------------------------------------------------------

In retrospect, 1998 has been an unsettling year for the financial markets. Around the world, stock and bond markets experienced considerable instability, with particular tumult being felt in Southeast Asia, Russia and Latin America. The U.S. stock market was not immune from the extreme volatility, as it climbed to record levels through July before correcting sharply in the third quarter and rebounding to new highs in the fourth quarter. In the bond market, yields on U.S. Treasury securities declined to record lows before rising modestly late in the year.

      Does the swift recovery of the U.S. stock market and the favorable economic environment for the bond market mean that domestic stocks and bonds will continue to prosper? We are optimistic over the long term, but we do expect that concerns about corporate earnings growth in a slow-growth economy will contribute to more stock market volatility in 1999. In the bond market, the Federal Reserve Board's decisions to reduce short-term interest rates should help create a positive climate for fixed income securities. While lower interest rates are generally good for bond prices, it will become more difficult for bond funds to maintain their dividends at current levels if yields decline further.

      As an Oppenheimer fund shareholder, you may wonder how this potential volatility will affect you. If you maintain a long-term perspective, as we do, short-term volatility over the coming months should have little bearing on your ability to achieve your future financial goals. That's why we continue to suggest that you adhere to your long-term investment plan. In fact, we are very encouraged that most of our shareholders stayed the course during last summer's stock market correction, avoiding the temptation of selling into a temporarily declining market.

      Finally, I would like to thank those shareholders who contacted us about our revised account statement. Response has been very positive, and we are pleased that many of you find the new format easier to read and more informative. If you have any questions about the new statement or any other matter, please don't hesitate to call us at 1-800-525-7048. In the meantime, thank you for choosing OppenheimerFunds, The Right Way to Invest.

Sincerely,

/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
January 25, 1999


                3   Oppenheimer Gold & Special Minerals Fund

"THE OUTLOOK FOR GOLD REMAINS POSITIVE BECAUSE WORLDWIDE DEMAND HAS, FOR MANY YEARS, OUTPACED MINING PRODUCTION."

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM DURING THE LAST SIX MONTHS?

The investment environment was much more favorable for the gold and special minerals markets during the six months that ended December 31, 1998 than for the preceding year. Our disciplined, conservative investment approach enabled us to take advantage of these favorable conditions. In addition, the Fund's Class A shares were ranked in the 1st Quartile for the 1-year period ending December 31, 1998, as measured by Lipper Analytical Services.(1)

WHAT MADE CONDITIONS GENERALLY FAVORABLE FOR THE FUND?

The market for gold benefited as a result of both macro-economic factors and market-specific events. On the broad economic front, volatility and weakness in global financial markets caused many investors to turn to gold for shelter. Historically, gold prices and gold stocks have risen sharply when the prices of other assets have dropped. Ownership of gold is viewed by many as insurance against loss of value in other investments, such as stocks and bonds. That's why, during the month of September when broad equities indexes such as the Dow Jones Industrial Average and the S&P 500 were hovering near their lows for the entire previous year, the Fund increased in value by more than 50 percent.

      The market-specific conditions most responsible for the Fund's performance were related to reductions in sales of gold holdings by central banks and gold producers. With the price of gold already relatively low, many of these institutions decided to cease or slow the pace of their sales


1. Source: Lipper Analytical Services, Inc., 12/31/98. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 3 of 42 (1-year), 3 of 27 (5-year) and 4 of 22 (10-year) among gold-oriented funds for the periods ended 12/31/98.



                4   Oppenheimer Gold & Special Minerals Fund

[PHOTO]
PORTFOLIO MANAGEMENT
TEAM (L TO R)
Frank Jennings
Shanquan Li

rather than drive the price even lower. For example, Russia, which was expected to be the biggest seller of gold this year, actually bought gold recently. These actions helped stabilize the market and produced an environment in which gold prices could rise.

      Other metals in which the Fund invests benefited from growing demand during the period. For example, platinum and palladium, in addition to many other uses, are essential components of catalytic converters that reduce automotive emissions. As environmental protection laws have become stricter and more globally accepted, demand has risen for these metals.

HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE CONDITIONS?

We didn't waver from our conservative approach to Fund management. We focused on large, mature companies with strong balance sheets and good earnings growth. Our focus on earnings growth is one of the characteristics that differentiate the Fund from most of its peers.

      We have developed a proprietary stock selection model we believe offers us an advantage in selecting companies that, relative to the market, are favorably positioned to perform well. The model incorporates not only information on a company's fundamentals, but also forward-looking analyses of changes to a company's prospects. In other words, if credible analysts predict rising earnings, we factor in the degree and rate of those improved projections. This method has helped us identify good companies with increasingly strong earnings, such as Stillwater Mining Co., one of our largest holdings during the period.



                5   Oppenheimer Gold & Special Minerals Fund

AVG ANNUAL TOTAL RETURNS
For the Periods Ended 12/31/98(2)

Class A

1 year     5 year    10 year
-------------------------------
-6.97%     -9.05%    -1.10%
-------------------------------


Class B
                     Since
1 year     5 year    Inception
-------------------------------
-7.14%      N/A     -10.03%
-------------------------------


Class C
                     Since
1 year     5 year    Inception
-------------------------------
-3.02%     N/A       -9.07%
-------------------------------


AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

Our discipline also enables us to keep transaction costs to a minimum by buying and holding most of the stocks in our portfolio for the long term. When we do buy and then sell a stock within a relatively short period of time, it is usually to capitalize on a particular opportunity in the market. For example, we recently purchased shares of a Korean zinc producer when the price of the stock was very low, shortly after a devaluation of Korean currency. We recognized the fact that local demand for zinc was strong, and that the currency devaluation allowed the company to substantially increase their profit margins when selling to international markets. When we sold our position after approximately three months, the value of the Fund's holding in the company had appreciated more than 100 percent.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?

Over the short term, we believe that the markets in which we invest are likely to offer attractive opportunities for investors under a variety of economic conditions. If economic activity in Japan and a variety of global emerging markets begin to recover from their recent slump, industrial demand for gold and special minerals is likely to increase. On the other hand, if central banks overstimulate their economies in an attempt to recover from recent difficulties, inflation is likely to result.


2. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 7/19/83. The Fund's maximum sales charge for Class A shares was higher prior to 4/1/91, so actual performance may have been lower. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception on 11/1/95). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 11/1/95. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.


                6   Oppenheimer Gold & Special Minerals Fund

SECTOR ALLOCATION(4)

[PIE CHART]

- Basic Materials        92.5%
- Financial               2.6
- Cash Equivalents        4.9


Historically, inflationary environments have produced good returns from precious metals.

      Over the longer term, we believe that the outlook for gold remains positive because worldwide demand has, for many years, outpaced mining production. In addition, we believe that the restructuring and consolidation currently underway within the gold industry will, ultimately, lead to stronger, more competitive companies. Our strategy has been to identify these firms and concentrate the Fund's investments in such companies, which is why Oppenheimer Gold & Special Minerals Fund remains part of The Right Way to Invest.

 TOP 10 STOCK HOLDINGS(3)
-----------------------------------------------------------------------------
 Stillwater Mining Co.                                                   8.9%
-----------------------------------------------------------------------------
 Euro-Nevada Mining Corp.                                                7.0
-----------------------------------------------------------------------------
 Placer Dome, Inc.                                                       5.9
-----------------------------------------------------------------------------
 Barrick Gold Corp.                                                      5.5
-----------------------------------------------------------------------------
 Newmont Mining Corp.                                                    4.4
-----------------------------------------------------------------------------
 Getchell Gold Corp.                                                     4.2
-----------------------------------------------------------------------------
 Franco-Nevada Mining Corp. Ltd.                                         3.8
-----------------------------------------------------------------------------
 Normandy Mining Ltd.                                                    3.8
-----------------------------------------------------------------------------
 Impala Platinum Holdings Ltd.                                           3.4
-----------------------------------------------------------------------------
 Homestake Mining Co.                                                    2.7
-----------------------------------------------------------------------------


 INDUSTRY BREAKDOWN(4)
-----------------------------------------------------------------------------
 Gold & Precious Minerals                                               75.4%
-----------------------------------------------------------------------------
 Metals                                                                 16.1
-----------------------------------------------------------------------------
 Diversified Financial                                                   2.6
-----------------------------------------------------------------------------
 Chemicals                                                               1.0
-----------------------------------------------------------------------------

3. Portfolio is subject to change. Percentages are as of December 31, 1998, and are based on net assets.

4. Portfolio is subject to change. Percentages are as of December 31, 1998, and are based on total market value of investments.





                7   Oppenheimer Gold & Special Minerals Fund

FINANCIALS
--------------------------------------------------------------------------------




                8   Oppenheimer Gold & Special Minerals Fund

STATEMENT OF INVESTMENTS December 31, 1998 (Unaudited)


                                                                                                                 MARKET VALUE
                                                                                                SHARES           SEE NOTE 1
=============================================================================================================================
COMMON STOCKS--89.6%
----------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--88.4%
----------------------------------------------------------------------------------------------------------------------------
CHEMICALS--0.9
AMCOL International Corp.                                                                          45,000         $   444,375
-----------------------------------------------------------------------------------------------------------------------------
Engelhard Corp.                                                                                    10,000             195,000
-----------------------------------------------------------------------------------------------------------------------------
IMC Global, Inc.                                                                                   15,000             320,625
                                                                                                                  -----------
                                                                                                                      960,000

-----------------------------------------------------------------------------------------------------------------------------
GOLD & PRECIOUS MINERALS--71.8%
-----------------------------------------------------------------------------------------------------------------------------
GOLD--10.8%
Euro-Nevada Mining Corp.                                                                          442,000           7,215,149
-----------------------------------------------------------------------------------------------------------------------------
Franco-Nevada Mining Corp. Ltd.                                                                   203,000           3,890,336
                                                                                                                  -----------
                                                                                                                   11,105,485

-----------------------------------------------------------------------------------------------------------------------------
GOLD MINING: AUSTRALIA--8.1%
Acacia Resources Ltd.                                                                           1,130,000           1,672,868
-----------------------------------------------------------------------------------------------------------------------------
Delta Gold NL                                                                                   1,000,000           1,520,260
-----------------------------------------------------------------------------------------------------------------------------
Great Central Mines NL                                                                            400,000             286,888
-----------------------------------------------------------------------------------------------------------------------------
Lihir Gold Ltd.(1)                                                                              1,000,000           1,121,805
-----------------------------------------------------------------------------------------------------------------------------
Lihir Gold Ltd., Sponsored ADR(1)                                                                  30,000             663,750
-----------------------------------------------------------------------------------------------------------------------------
Newcrest Mining Ltd.(1)                                                                           700,000             970,637
-----------------------------------------------------------------------------------------------------------------------------
Ranger Minerals NL                                                                                300,000             735,610
-----------------------------------------------------------------------------------------------------------------------------
Sons of Gwalia Ltd.                                                                               453,019           1,288,548
-----------------------------------------------------------------------------------------------------------------------------
Zimbabwe Platinum Mines Ltd.(1)                                                                   200,000              39,232
                                                                                                                  -----------
                                                                                                                    8,299,598

-----------------------------------------------------------------------------------------------------------------------------
GOLD MINING: CANADA--16.6%
Barrick Gold Corp.                                                                                292,000           5,694,000
-----------------------------------------------------------------------------------------------------------------------------
Goldcorp, Inc., Cl. A(1)                                                                          278,900           1,584,349
-----------------------------------------------------------------------------------------------------------------------------
Kinross Gold Corp.(1)                                                                             790,000           1,820,895
-----------------------------------------------------------------------------------------------------------------------------
Placer Dome, Inc.                                                                                 530,000           6,086,938
-----------------------------------------------------------------------------------------------------------------------------
Rio Narcea Gold Mines Ltd.(1)                                                                     140,000             233,105
-----------------------------------------------------------------------------------------------------------------------------
Teck Corp., Cl. B                                                                                 133,600             977,029
-----------------------------------------------------------------------------------------------------------------------------
TVX Gold, Inc.(1)                                                                                 400,000             725,000
                                                                                                                  -----------
                                                                                                                   17,121,316

-----------------------------------------------------------------------------------------------------------------------------
GOLD RELATED INVESTMENT--3.8%
Normandy Mining Ltd.                                                                            4,186,946           3,875,614
-----------------------------------------------------------------------------------------------------------------------------
GOLD MINING: SOUTH AFRICA--10.2%
Anglogold Ltd.                                                                                     61,500           2,396,178
-----------------------------------------------------------------------------------------------------------------------------
Anglogold Ltd., Sponsored ADR                                                                      48,000             939,000
-----------------------------------------------------------------------------------------------------------------------------
Ashanti Goldfields Co. Ltd., Sponsored GDR                                                        156,120           1,463,625

                  9   Oppenheimer Gold & Special Minerals Fund

                                                                                                                 MARKET VALUE
                                                                                                SHARES           SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------
GOLD MINING: SOUTH AFRICA (CONTINUED)
Driefontein Consolidated Ltd.                                                                      60,000         $   239,689
-----------------------------------------------------------------------------------------------------------------------------
Gold Fields Ltd.(1)                                                                               330,418           1,825,477
-----------------------------------------------------------------------------------------------------------------------------
Gold Fields of South Africa Ltd.                                                                  120,000             224,390
-----------------------------------------------------------------------------------------------------------------------------
Harmony Gold Mining Co.(1)                                                                        300,000           1,501,882
-----------------------------------------------------------------------------------------------------------------------------
Meridian Gold, Inc.(1)                                                                            120,000             705,191
-----------------------------------------------------------------------------------------------------------------------------
Randfontein Estates Ltd.(1)                                                                       190,000             419,881
-----------------------------------------------------------------------------------------------------------------------------
Western Areas Ltd.(1)                                                                             245,000             797,562
                                                                                                                  -----------
                                                                                                                   10,512,875

-----------------------------------------------------------------------------------------------------------------------------
GOLD MINING: UNITED STATES--11.4%
Getchell Gold Corp.(1)                                                                            157,000           4,278,250
-----------------------------------------------------------------------------------------------------------------------------
Hecla Mining Co.(1)                                                                                60,000             217,500
-----------------------------------------------------------------------------------------------------------------------------
Homestake Mining Co.                                                                              300,000           2,756,250
-----------------------------------------------------------------------------------------------------------------------------
Newmont Mining Corp.                                                                              247,871           4,477,170
                                                                                                                  -----------
                                                                                                                   11,729,170

-----------------------------------------------------------------------------------------------------------------------------
PLATINUM MINING--10.9%
Anglo American Platinum Corp. Ltd.                                                                 73,600           1,009,673
-----------------------------------------------------------------------------------------------------------------------------
Anglo American Platinum Corp. Ltd., ADR                                                            83,718           1,148,477
-----------------------------------------------------------------------------------------------------------------------------
Stillwater Mining Co.(1)                                                                          222,000           9,102,000
                                                                                                                  -----------
                                                                                                                   11,260,150
                                                                                                                  -----------
                                                                                                                   73,904,208

-----------------------------------------------------------------------------------------------------------------------------
METALS--15.7%
-----------------------------------------------------------------------------------------------------------------------------
ALUMINUM--0.8%
Billiton plc                                                                                      230,000             455,701
-----------------------------------------------------------------------------------------------------------------------------
Pechiney SA                                                                                        10,000             326,709
                                                                                                                  -----------
                                                                                                                      782,410

-----------------------------------------------------------------------------------------------------------------------------
COPPER--0.4%
Freeport-McMoRan Copper & Gold, Inc., Cl. A                                                        45,000             435,937
-----------------------------------------------------------------------------------------------------------------------------
METALS: DIVERSIFIED--7.1%
Cia de Minas Buenaventura SA, Sponsored ADR, B Shares                                              88,600           1,151,800
-----------------------------------------------------------------------------------------------------------------------------
Cia Vale do Rio Doce, Preference A                                                                130,000           1,667,773
-----------------------------------------------------------------------------------------------------------------------------
Cominco Ltd.                                                                                       50,000             566,438
-----------------------------------------------------------------------------------------------------------------------------
Dia Met Minerals Ltd., Cl. B(1)                                                                    50,000             652,955
-----------------------------------------------------------------------------------------------------------------------------
Gencor Ltd.                                                                                       600,000           1,009,754
-----------------------------------------------------------------------------------------------------------------------------
Johnson Matthey plc                                                                               202,500           1,361,447
-----------------------------------------------------------------------------------------------------------------------------
Lonrho plc                                                                                        110,000             583,616
-----------------------------------------------------------------------------------------------------------------------------
Metall Mining Corp.(1)                                                                            140,000             274,241
                                                                                                                  -----------
                                                                                                                    7,268,024

                 10   Oppenheimer Gold & Special Minerals Fund

                                                                                                                 MARKET VALUE
                                                                                                SHARES           SEE NOTE 1
=============================================================================================================================
METALS: MISCELLANEOUS--7.4%
Aluminum of Greece SA                                                                              15,000         $   873,352
-----------------------------------------------------------------------------------------------------------------------------
Caemi Mineracao e Metalurgia SA                                                                 5,100,000             103,418
-----------------------------------------------------------------------------------------------------------------------------
Degussa AG                                                                                         25,000           1,380,946
-----------------------------------------------------------------------------------------------------------------------------
Impala Platinum Holdings Ltd.                                                                     260,000           3,535,841
-----------------------------------------------------------------------------------------------------------------------------
Quimica Minera Chile SA, Sponsored ADR                                                             20,000             673,750
-----------------------------------------------------------------------------------------------------------------------------
SouthernEra Resources Ltd.(1)                                                                     150,000             812,928
-----------------------------------------------------------------------------------------------------------------------------
Westralian Sands Ltd.                                                                             100,000             242,138
                                                                                                                  -----------
                                                                                                                    7,622,373
                                                                                                                  -----------
                                                                                                                   16,108,744

-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL--1.2%
-----------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--1.2%
Anglo American Investment Trust Ltd.                                                              100,000           1,208,646
                                                                                                                  -----------
Total Common Stocks (Cost $92,304,611)                                                                             92,181,598

=============================================================================================================================
PREFERRED STOCKS--1.6%
-----------------------------------------------------------------------------------------------------------------------------
Ashanti GSM Ltd. Redeemable Preferred, A Shares(2)                                                 88,888             155,554
-----------------------------------------------------------------------------------------------------------------------------
Battle Mountain Gold Co., $3.25 Cum. Cv.                                                           34,500           1,289,438
-----------------------------------------------------------------------------------------------------------------------------
Resolute Ltd., Cum. Non-Vtg. Preference                                                           137,571             163,604
                                                                                                                  -----------
Total Preferred Stocks (Cost $2,070,446)                                                                            1,608,596
                                                                                               FACE
                                                                                               AMOUNT(3)
=============================================================================================================================
CONVERTIBLE CORPORATE BONDS AND NOTES--1.4%
-----------------------------------------------------------------------------------------------------------------------------
Lonrho Finance plc, 6% Cv. Gtd. Bonds, 2/27/04(GBP) (Cost $1,526,448)                           1,000,000           1,430,025

=============================================================================================================================
REPURCHASE AGREEMENTS--4.8%
-----------------------------------------------------------------------------------------------------------------------------
Repurchase agreement with First Chicago Capital Markets, 4.75%, dated 12/31/98, to be repurchased at $4,902,586 on 1/4/99, collateralized by U.S. Treasury Nts.,
4%-8.875%, 2/15/99-7/15/06, with a value of $4,999,980 (Cost $4,900,000)                       $4,900,000           4,900,000


-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $100,801,505)                                                      97.4%        100,120,219
-----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                       2.6           2,688,101
                                                                                               -----------       ------------
NET ASSETS                                                                                          100.0%       $102,808,320
                                                                                               ===========       ============

1. Non-income producing security.

2. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.

3. Face amount is reported in U.S. Dollars, except for those denoted in the following currency:

GBP--British Pound Sterling.

See accompanying Notes to Financial Statements.

                 11   Oppenheimer Gold & Special Minerals Fund

STATEMENT OF ASSETS AND LIABILITIES December 31, 1998 (Unaudited)


================================================================================================================
ASSETS
Investments, at value (cost $100,801,505)--see accompanying statement                               $100,120,219
----------------------------------------------------------------------------------------------------------------
Cash                                                                                                      91,485
----------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                                                     4,202,225
Interest and dividends                                                                                   122,142
Other                                                                                                     14,288
                                                                                                    ------------
Total assets                                                                                         104,550,359

================================================================================================================
LIABILITIES
Unrealized depreciation on forward foreign currency exchange contracts--Note 5                             1,640
----------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of beneficial interest redeemed                                                                 1,236,971
Investments purchased                                                                                    253,736
Trustees' fees--Note 1                                                                                   106,265
Shareholder reports                                                                                       62,133
Distribution and service plan fees                                                                        54,728
Custodian fees                                                                                            18,271
Other                                                                                                      8,295
                                                                                                    ------------
Total liabilities                                                                                      1,742,039

================================================================================================================
NET ASSETS                                                                                          $102,808,320
                                                                                                    ============

================================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                                                     $131,463,805
----------------------------------------------------------------------------------------------------------------
Overdistributed net investment income                                                                   (102,049)
----------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                                             (27,870,370)
----------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments and translation of
assets and liabilities denominated in foreign currencies                                                (683,066)
                                                                                                    ------------
Net assets                                                                                          $102,808,320
                                                                                                    ============

                 12   Oppenheimer Gold & Special Minerals Fund

================================================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$84,443,570 and 9,128,990 shares of beneficial interest outstanding)                                       $9.25
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                                                $9.81
----------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $12,858,127
and 1,410,682 shares of beneficial interest outstanding)                                                   $9.11
----------------------------------------------------------------------------------------------------------------
CLASS C SHARES:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $5,506,623
and 602,627 shares of beneficial interest outstanding)                                                     $9.14


See accompanying Notes to Financial Statements.

                 13   Oppenheimer Gold & Special Minerals Fund

STATEMENT OF OPERATIONS For the Six Months Ended December 31, 1998 (Unaudited)


================================================================================================================
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $26,747)                                              $   815,501
----------------------------------------------------------------------------------------------------------------
Interest                                                                                                 138,364
                                                                                                     -----------
Total income                                                                                             953,865

================================================================================================================
EXPENSES
Management fees--Note 4                                                                                  354,956
----------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                                    166,546
----------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                                   82,932
Class B                                                                                                   57,864
Class C                                                                                                   25,323
----------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                       50,186
----------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                               32,197
----------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses--Note 1                                                                       16,781
----------------------------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                                               10,149
----------------------------------------------------------------------------------------------------------------
Insurance expenses                                                                                         3,139
----------------------------------------------------------------------------------------------------------------
Other                                                                                                      5,585
                                                                                                     -----------
Total expenses                                                                                           805,658

================================================================================================================
NET INVESTMENT INCOME                                                                                    148,207

================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on:
Investments                                                                                           (2,331,503)
Foreign currency transactions                                                                           (708,542)
                                                                                                     -----------
Net realized loss                                                                                     (3,040,045)

----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                                            8,171,904
Translation of assets and liabilities denominated in foreign currencies                                    2,781
                                                                                                     -----------
Net change                                                                                             8,174,685
                                                                                                     -----------
Net realized and unrealized gain                                                                       5,134,640

================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                 $ 5,282,847
                                                                                                     ===========


See accompanying Notes to Financial Statements.

                 14   Oppenheimer Gold & Special Minerals Fund

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                       SIX MONTHS ENDED
                                                                                       DECEMBER 31,              YEAR ENDED
                                                                                       1998                      JUNE 30,
                                                                                       (UNAUDITED)               1998
=============================================================================================================================
OPERATIONS
Net investment income                                                                  $    148,207              $    266,771
-----------------------------------------------------------------------------------------------------------------------------
Net realized loss                                                                        (3,040,045)              (15,533,246)
-----------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                                     8,174,685               (27,090,596)
                                                                                       ------------              ------------
Net increase (decrease) in net assets resulting from operations                           5,282,847               (42,357,071)

=============================================================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                                                    (152,627)                 (360,008)

=============================================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets resulting
from beneficial interest transactions--Note 2:
Class A                                                                                   2,005,849               (10,099,835)
Class B                                                                                   1,535,720                 5,712,711
Class C                                                                                    (273,628)                2,776,982

=============================================================================================================================
NET ASSETS
Total increase (decrease)                                                                 8,398,161               (44,327,221)
-----------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                      94,410,159               138,737,380
                                                                                       ------------              ------------
End of period (including overdistributed net investment
income of $102,049 and $97,629, respectively)                                          $102,808,320              $ 94,410,159
                                                                                       ============              ============


See accompanying Notes to Financial Statements.

                 15   Oppenheimer Gold & Special Minerals Fund

FINANCIAL HIGHLIGHTS


                                                         CLASS A
                                                         -------------------------------------------------------------------------
                                                         SIX MONTHS
                                                         ENDED
                                                         DECEMBER 31,            YEAR ENDED JUNE 30,
                                                         1998 (UNAUDITED)        1998                 1997                1996
==================================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                       $8.81                   $12.68              $14.15               $13.48
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                 .02                      .04                 .04                  .04
Net realized and unrealized
gain (loss)                                                  .44                    (3.87)              (1.48)                 .69
                                                           -----                   ------              ------               ------

Total income (loss) from
investment operations                                        .46                    (3.83)              (1.44)                 .73

----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net
investment income                                           (.02)                    (.04)               (.03)                (.06)
                                                           -----                   ------              ------               ------

Total dividends and distributions
to shareholders                                             (.02)                    (.04)               (.03)                (.06)

----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $9.25                   $ 8.81              $12.68               $14.15
                                                           =====                   ======              ======               ======

==================================================================================================================================


TOTAL RETURN, AT NET ASSET VALUE(2)                         5.21%                  (30.23)%            (10.20)%               5.44%

==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                                           $84,444                 $ 78,458            $126,086             $161,769
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                        $77,402                 $102,501            $149,564             $171,427
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                                0.42%(3)                 0.32%               0.28%                0.25%
Expenses                                                    1.56%(3)                 1.43%               1.34%                1.38%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                                  19.5%                    64.9%               20.5%                37.6%


1. For the period from November 1, 1995 (inception of offering) to June 30,
1996.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

                16   Oppenheimer Gold & Special Minerals Fund


                                             CLASS B
-------------------------------------        ----------------------------------------------------------------
                                             SIX MONTHS
                                             ENDED
                                             DECEMBER 31,           YEAR ENDED JUNE 30,
       1995                 1994             1998 (UNAUDITED)       1998               1997            1996(1)
=============================================================================================================
         $13.28              $12.32             $8.70                $12.56            $14.11          $12.33
--------------------------------------------------------------------------------------------------------------

            .06                 .06              (.01)                 (.01)             (.04)           (.01)

            .21                 .96               .42                 (3.85)            (1.51)           1.79
         ------              ------             -----                ------            ------          ------

            .27                1.02               .41                 (3.86)            (1.55)           1.78

-------------------------------------------------------------------------------------------------------------


           (.07)               (.06)               --                    --                --              --
         ------              ------             -----                ------            ------          ------

           (.07)               (.06)               --                    --                --              --

-------------------------------------------------------------------------------------------------------------
         $13.48              $13.28             $9.11                 $8.70            $12.56          $14.11
         ======              ======             =====                 =====            ======          ======

=============================================================================================================
           2.03%               8.25%             4.71%               (30.73)%          (10.99)%         14.25%

=============================================================================================================

       $171,721            $179,015           $12,858               $10,681            $8,716          $4,882
-------------------------------------------------------------------------------------------------------------
       $178,579            $175,093           $11,489               $10,150            $7,361          $2,588
-------------------------------------------------------------------------------------------------------------

           0.45%               0.50%            (0.41)%(3)            (0.41)%           (0.48)%         (0.25)%(3)
           1.36%               1.31%             2.35%(3)              2.21%             2.16%           2.22%(3)
-------------------------------------------------------------------------------------------------------------
           35.8%               29.5%             19.5%                 64.9%             20.5%           37.6%

3. Annualized.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1998, were $17,459,455 and $19,670,679, respectively.



                17   Oppenheimer Gold & Special Minerals Fund

                                                       CLASS C
                                                       --------------------------------------------------------------
                                                       SIX MONTHS
                                                       ENDED
                                                       DECEMBER 31,           YEAR ENDED JUNE 30,
                                                       1998 (UNAUDITED)       1998              1997           1996(1)
=====================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                     $8.72                $12.59            $14.13         $12.33
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                              (.02)                 (.01)             (.02)          (.01)
Net realized and unrealized
gain (loss)                                                .44                 (3.86)            (1.52)          1.81
                                                         -----                ------            ------         ------

Total income (loss) from
investment operations                                      .42                 (3.87)            (1.54)          1.80

---------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net
investment income                                           --                    --                --             --
                                                         -----                ------           -------         ------
Total dividends and distributions
to shareholders                                             --                    --                --             --

---------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                           $9.14                $ 8.72            $12.59         $14.13
                                                         =====                ======            ======         ======

=====================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                       4.82%               (30.74)%          (10.90)%        14.41%

=====================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                                          $5,507                $5,271            $3,935         $1,390
---------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $5,028                $4,215            $2,672           $840
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                             (0.41)%(3)            (0.41)%           (0.45)%        (0.26)%(3)
Expenses                                                  2.35%(3)              2.20%             2.18%          2.19%(3)
---------------------------------------------------------------------------------------------------------------------

Portfolio turnover rate(4)                                19.5%                 64.9%             20.5%          37.6%

1. For the period from November 1, 1995 (inception of offering) to June 30,
1996.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1998, were $17,459,455 and $19,670,679, respectively.

See accompanying Notes to Financial Statements.


                18   Oppenheimer Gold & Special Minerals Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)


================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES
Oppenheimer Gold & Special Minerals Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation by primarily investing in securities of companies engaged in mining, processing, fabricating or distributing gold or other metals or minerals in the United States and in foreign countries. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

                  The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                 19   Oppenheimer Gold & Special Minerals Fund

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of June 30, 1998, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $16,300,000, which expires between 2000 and 2006.

--------------------------------------------------------------------------------
TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent Trustees. Benefits are based on years of service and fees paid to each Trustee during the years of service. During the six months ended December 31, 1998, a provision of $4,316 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $101,945 as of December 31, 1998.

                  The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustee in shares of one or more Oppenheimer funds selected by the Trustees. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustee's fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

                 20   Oppenheimer Gold & Special Minerals Fund

================================================================================
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
--------------------------------------------------------------------------------

OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                   SIX MONTHS ENDED DECEMBER 31, 1998   YEAR ENDED JUNE 30, 1998
                                   ----------------------------------   ------------------------------
                                   SHARES            AMOUNT             SHARES           AMOUNT
------------------------------------------------------------------------------------------------------
Class A:
Sold                                6,071,017        $ 54,553,067        12,853,959      $ 135,829,366
Dividends reinvested                   15,568             140,419            36,061            325,275
Redeemed                           (5,863,360)        (52,687,637)      (13,929,468)      (146,254,476)
                                   ----------        ------------       -----------      -------------
Net increase (decrease)               223,225        $  2,005,849        (1,039,448)     $ (10,099,835)
                                   ==========        ============       ===========      =============

------------------------------------------------------------------------------------------------------
Class B:
Sold                                  830,597        $  7,264,186         1,457,504      $  15,191,579
Redeemed                             (647,668)         (5,728,466)         (923,519)        (9,478,868)
                                   ----------        ------------       -----------      -------------
Net increase                          182,929        $  1,535,720           533,985      $   5,712,711
                                   ==========        ============       ===========      =============

------------------------------------------------------------------------------------------------------
Class C:
Sold                                1,590,674        $ 14,126,795         2,406,210      $  24,524,520
Redeemed                           (1,592,729)        (14,400,423)       (2,114,188)       (21,747,538)
                                   ----------        ------------       -----------      -------------
Net increase (decrease)                (2,055)       $   (273,628)          292,022      $   2,776,982
                                   ==========        ============       ===========      =============


                 21   Oppenheimer Gold & Special Minerals Fund

================================================================================
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

As of December 31, 1998, net unrealized depreciation on investments of $681,286 was composed of gross appreciation of $17,935,565, and gross depreciation of $18,616,851.

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of aggregate net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of net assets in excess of $800 million. The Fund's management fee for the six months ended December 31, 1998 was 0.75% of the average annual net assets for Class A, Class B and Class C shares.

                  For the six months ended December 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $129,210, of which $32,126 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $126,515 and $16,009, respectively. During the six months ended December 31, 1998, OFDI received contingent deferred sales charges of $28,321 and $6,696, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

                  OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

                  The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended December 31, 1998, OFDI paid $2,076 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

                 22   Oppenheimer Gold & Special Minerals Fund

================================================================================
The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the six months ended December 31, 1998, OFDI retained $49,945 and $20,582, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of December 31, 1998, OFDI had incurred excess distribution and servicing costs of $631,434 for Class B and $96,367 for Class C.

================================================================================
5. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

                  The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

                  Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

                  Securities held in designated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                  Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

As of December 31, 1998, the Fund had outstanding forward contracts as follows:

                                   EXPIRATION     CONTRACT AMOUNT   VALUATION AS OF     UNREALIZED
CONTRACT DESCRIPTION               DATE           (000s)            DECEMBER 31, 1998   DEPRECIATION
----------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
---------------------
British Pound Sterling (GBP)       1/5/99         98GBP             $163,674               $1,640


                 23   Oppenheimer Gold & Special Minerals Fund

================================================================================
6. ILLIQUID AND RESTRICTED SECURITIES

As of December 31, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid and restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 1998, was $155,554, which represents 0.15% of the Fund's net assets.

================================================================================
7. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

                  The Fund had no borrowings outstanding during the period ended December 31, 1998.

                 24   Oppenheimer Gold & Special Minerals Fund

OPPENHEIMER GOLD & SPECIAL MINERALS FUND


=======================================================================================
OFFICERS AND TRUSTEES           Leon Levy, Chairman of the Board of Trustees
                                Donald W. Spiro, Vice Chairman of the Board of Trustees
                                Bridget A. Macaskill, Trustee and President
                                Robert G. Galli, Trustee
                                Benjamin Lipstein, Trustee
                                Elizabeth B. Moynihan, Trustee
                                Kenneth A. Randall, Trustee
                                Edward V. Regan, Trustee
                                Russell S. Reynolds, Jr., Trustee
                                Pauline Trigere, Trustee
                                Clayton K. Yeutter, Trustee
                                Frank Jennings, Vice President
                                Shanquan Li, Vice President
                                George C. Bowen, Treasurer
                                Robert J. Bishop, Assistant Treasurer
                                Scott T. Farrar, Assistant Treasurer
                                Andrew J. Donohue, Secretary
                                Robert G. Zack, Assistant Secretary

=======================================================================================
INVESTMENT ADVISOR              OppenheimerFunds, Inc.

=======================================================================================
DISTRIBUTOR                     OppenheimerFunds Distributor, Inc.

=======================================================================================
TRANSFER AND SHAREHOLDER        OppenheimerFunds Services
SERVICING AGENT

=======================================================================================
CUSTODIAN OF                    The Bank of New York
PORTFOLIO SECURITIES

=======================================================================================
INDEPENDENT AUDITORS            KPMG LLP

=======================================================================================
LEGAL COUNSEL                   Gordon Altman Butowsky Weitzen Shalov & Wein

                                The financial statements included herein have been taken from the records of the Fund without examination of the independent auditors.

                                This is a copy of a report to shareholders of
                                Oppenheimer Gold & Special Minerals Fund. This report
                                must be preceded or accompanied by a Prospectus of
                                Oppenheimer Gold & Special Minerals Fund. For material
                                information concerning the Fund, see the Prospectus.

                                Shares of Oppenheimer funds are not deposits or
                                obligations of any bank, are not guaranteed by any bank,
                                and are not insured by the FDIC or any other agency, and
                                involve investment risks, including possible loss of the
                                principal amount invested.


                 25   Oppenheimer Gold & Special Minerals Fund

OPPENHEIMERFUNDS FAMILY


==============================================================================================
REAL ASSET FUNDS
----------------------------------------------------------------------------------------------
Real Asset Fund                 Gold & Special Minerals Fund

==============================================================================================
GLOBAL STOCK FUNDS
----------------------------------------------------------------------------------------------
Developing Markets Fund         International Growth Fund       Quest Global Value Fund
International Small             Global Fund                     Global Growth & Income Fund
Company Fund

==============================================================================================
STOCK FUNDS
----------------------------------------------------------------------------------------------
Enterprise Fund                 MidCap Fund                     Growth Fund
Discovery Fund                  Capital Appreciation Fund       Disciplined Value Fund
Quest Small Cap Value Fund      Quest Capital Value Fund        Quest Value Fund
                                                                Large Cap Growth Fund

==============================================================================================
STOCK & BOND FUNDS
----------------------------------------------------------------------------------------------
Main Street Growth &            Total Return Fund               Disciplined Allocation Fund
Income Fund(1)                  Quest Balanced                  Multiple Strategies Fund
Quest Opportunity               Value Fund                      Convertible Securities Fund
Value Fund                      Equity Income Fund

==============================================================================================
TAXABLE BOND FUNDS
----------------------------------------------------------------------------------------------
International Bond Fund         Champion Income Fund            U.S. Government Trust
World Bond Fund                 Strategic Income Fund           Limited-Term Government Fund
High Yield Fund                 Bond Fund

==============================================================================================
MUNICIPAL BOND FUNDS
----------------------------------------------------------------------------------------------
California Municipal Fund(2)    Pennsylvania Municipal Fund(2)  Rochester Division:
Florida Municipal Fund(2)       Municipal Bond Fund             Rochester Fund Municipals
New Jersey Municipal Fund(2)    Insured Municipal Fund          Limited Term New York
New York Municipal Fund(2)      Intermediate Municipal Fund     Municipal Fund

==============================================================================================
MONEY MARKET FUNDS(3)
----------------------------------------------------------------------------------------------
Money Market Fund               Cash Reserves

1. On 12/22/98, the Fund's name was changed from "Main Street Income & Growth Fund."

2. Available only to investors in certain states.

3. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1999 OppenheimerFunds, Inc. All rights reserved.

                 26   Oppenheimer Gold & Special Minerals Fund

INTERNET
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INFORMATION AND SERVICES
--------------------------------------------------------------------------------
As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.

      For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.


                                                        [OPPENHEIMERFUNDS LOGO]

RS0410.001 298  March 1, 1999